Exhibit 99.3

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

THE VERMONT TEDDY BEAR CO., INC.

UNDER

SECTION 807 OF THE BUSINESS CORPORATION LAW

Pursuant to Section 807 of the Business Corporation Law, the undersigned, being the Chairman of the Board, Chief Executive Officer and Secretary of The Vermont Teddy Bear Co., Inc. (the "Corporation"), hereby certify that:

1. The name of the Corporation is The Vermont Teddy Bear Co., Inc.

2. The Certificate of Incorporation was filed by the Department of State on January 27, 1984, and Certificates of Amendment of the Certificate of Incorporation were filed by the Department of State on May 7, 1993, August 2, 1993, a Restated Certificate of Incorporation was filed with the Department of State on September 24, 1993, Certificate of Amendment of the Restated Certificate of Incorporation was filed with the Department of State on March 11, 1996, a Restated Certificate of Incorporation was filed with the Department of State on June 28, 1996, an Amended and Restated Certificate of Incorporation was filed with the Department of State on October 23, 1998, and an Amended and Restated Certificate of Incorporation was filed with the Department of State on November 3, 1998.

3. The Certificate of Incorporation, as previously amended, is further amended by amending Section 4 to provide amend the terms applicable to the Series C Convertible Redeemable Preferred Stock and for the authorization of two hundred sixty (260) shares of Series D Convertible Redeemable Preferred Stock, as follows:

Article IV Section C.7 of the Series C Convertible Preferred Stock is amended by deleting Sections 7.i. and 7.ii. and replacing them with the following:

"i. Redeem, purchase or otherwise acquire for value (or pay into or set aside for a sinking fund for such purpose) any of the Common Stock of any class or any other capital stock of the Corporation (other than the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock);

ii. Declare any dividends on the Common Stock or any other equity security other than the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock;".

New Article IV Section D is added as follows:

D. Series D Convertible Redeemable Preferred Stock. The designations and the powers, preferences and rights of the Series D Convertible Redeemable Preferred Stock are as follows:

1. Designation and Amount. The shares of this series of Preferred Stock of the Corporation shall be designated as "Series D Convertible Redeemable Preferred Stock" (the "Series D Preferred Stock") and the number of shares constituting such series shall be 260, with a par value per share of $.05. Without the prior written consent of the holders of a majority of the shares of Series D Preferred Stock, the Corporation shall not (a) authorize (by reclassification or otherwise) or issue, or obligate itself to issue, any other equity security, including any other security convertible into or exercisable for any equity security, which equity security has liquidation preferences or dividend or distributions priorities which are pari passu with or senior to the Series D Preferred Stock; (b) increase or decrease (other than by redemption as set forth herein) the total number of authorized shares of Series D Preferred Stock; (c) amend, restate or repeal the Certificate of Incorporation or Bylaws of the Corporation in any way which would cancel or adversely change, alter or affect the preferences, privileges or rights (including, without limitation, the dividend and liquidation preference) of the Series D Preferred Stock; (d) effect an exchange, reclassification or cancellation of all or part of the shares of Series D Preferred Stock; or (e) authorize or effect (or permit any subsidiary to authorize or effect) the declaration, payment or setting aside for payment of cash or stock dividends or any other distribution of assets (including cash, securities and intangible assets or other property) on any shares of capital stock of the Corporation or any subsidiary other than the Series D Preferred Stock or a class of preferred stock with dividend rights senior to the Series D Preferred Stock, provided that the Corporation may authorize or effect the declaration, payment or setting aside for payment of cash or stock dividends so long as all accrued and unpaid dividends and interest thereon with respect to the Series D Preferred Stock have been paid in full.

2. Accumulation and Payment of Dividends. The holders of the Series D Preferred Stock shall be entitled to receive, out of funds legally available therefor, cumulative dividends at an annual rate of five percent (5%) compounded on a quarterly basis (the "Series D Preferred Dividends") on the sum of (i) each outstanding share of the Series D Preferred Stock multiplied by (ii) $10,000. The Series D Preferred Dividends shall be due and payable on the first day of March, June, September and December of each year, beginning December 1, 2003. Series D Preferred Dividends shall accrue on outstanding shares of the Series D Preferred Stock from the date of issuance of such shares on a daily basis whether or not the Corporation shall have earnings or surplus at any time. The accumulation of Series D Preferred Dividends shall not accrue additional Series D Preferred Dividends but shall bear interest at the rate of seven percent (7%) per annum, compounded quarterly, from the date such dividends are due until paid. So long as any shares of the Series D Preferred Stock shall be outstanding, the Corporation shall not declare or pay or set apart for payment any dividends or make any other distributions on, or make any payment on account of the purchase, redemption, exchange or other retirement of any other class of stock or series thereof of the Corporation ranking junior to the Series D Preferred Stock as to the payment of dividends unless each of the holders of the Series D Preferred Stock shall have been paid all accrued Series D Preferred Dividends in full with respect to each share of Series D Preferred Stock plus interest accrued thereon. The Series D Preferred Stock shall rank junior to the Series A Preferred Stock (except that dividends on the Series D Preferred Stock shall be paid out regardless of whether the dividends on the Series A Preferred Stock have been paid out) and the Series C Preferred Stock as to the payment of dividends but senior to all other shares of capital stock of the Corporation, whether presently outstanding or issued in the future, unless otherwise approved in writing by the holders of a majority of the shares of Series D Preferred Stock outstanding. The Series D Preferred Dividends shall be paid to the holders of the Series D Preferred Stock in cash.

3. Liquidation, Dissolution or Winding Up.

(a) In the event of any liquidation, dissolution or winding up of the Corporation or any subsidiary, whether voluntary or involuntary, each holder of outstanding shares of Series D Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to stockholders, whether such assets are capital, surplus, or earnings as follows, and before any amount shall be paid or distributed to the holders of any class of Common Stock or of any other stock ranking on liquidation junior to the Series D Preferred Stock, the greater of: (i) an amount in cash equal to $10,000 per share (adjusted appropriately for stock splits, stock dividends and the like affecting the Series D Preferred Stock) together with accrued but unpaid dividends (including all Series D Preferred Dividends) to which the holders of outstanding shares of Series D Preferred Stock are entitled pursuant to Section 2 hereof plus interest accrued thereon (the "Minimum Liquidation Amount"); provided, however, that if, upon any liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Series D Preferred Stock and any other stock ranking as to any such distribution on a parity with the Series D Preferred Stock are not paid in full, the holders of the Series D Preferred Stock and such other stock shall share ratably in any distribution of assets in proportion to the full respective preferential amounts to which they are entitled; or (ii) cash in an amount equal to the portion of the assets of the Corporation remaining for distribution to stockholders which such holder would have received if each share of Series D Preferred Stock had been converted into the number of shares of Common Stock issuable upon the conversion of a share of Series D Preferred Stock immediately prior to any such liquidation, dissolution or winding up of the Corporation after taking into account the rights of holders of any other class or series of capital stock of the Corporation (including the Common Stock) entitled to share in such distribution in either case, plus any unpaid dividends (including Series D Preferred Dividends) to which the holders of outstanding shares of Series D Preferred Stock plus interest accrued thereon are entitled pursuant to Section 2 hereof (the "Aggregate Liquidation Amount"). In connection with any liquidation, dissolution or winding up of the Corporation the Series D Preferred Stock shall rank junior to the Series A Preferred Stock and the Series C Preferred Stock but senior to all other shares of capital stock of the Corporation, whether presently outstanding or issued in the future, unless otherwise approved in writing by the holders of a majority of the shares of Series D Preferred Stock outstanding.

(b) A consolidation, merger or capital reorganization of the Corporation (except (i) into or with a wholly-owned subsidiary of the Corporation with requisite shareholder approval or (ii) a merger in which the beneficial owners of the Corporation's outstanding capital stock immediately prior to such transaction hold no less than fifty-one percent (51%) of the voting power in the resulting entity) or a sale of all or substantially all of the assets of the Corporation or any subsidiary thereof shall be regarded as a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Section 3; provided, however, that each holder of the Series D Preferred Stock shall have the right to elect the benefits of the provisions of Section 5(h) hereof in lieu of receiving payment in liquidation, dissolution or winding up of the Corporation pursuant to this Section 3.

4. Voting Power.

(a) Election of Directors. The Board of Directors of the Corporation shall consist of not greater than ten (10) members as long as any shares of Series D Preferred Stock are outstanding. For so long as at least twenty-five percent (25%) of the shares of Series D Preferred Stock issued on the date hereof remain issued and outstanding, the holders of outstanding shares of Series D Preferred Stock shall, voting as a separate class, be entitled to elect one (1) of the ten (10) (or such lesser number) Directors of the Corporation. Such Director shall be the candidate receiving the highest number of affirmative votes (with each holder of Series D Preferred Stock entitled to cast one vote for or against each candidate with respect to each share of Series D Preferred Stock) of the outstanding shares of Series D Preferred Stock (the "Series D Preferred Stock Director Designee"), with votes cast against such candidates and votes withheld having no legal effect. The election of the Series D Preferred Stock Director Designee by the holders of the Series D Preferred Stock shall occur (i) at the annual meeting of holders of capital stock, (ii) at any special meeting of holders of capital stock, (iii) at any special meeting of holders of Series D Preferred Stock called by holders of a majority of the outstanding shares of Series D Preferred Stock or (iv) by the written consent of the holders of a majority of the outstanding shares of Series D Preferred Stock. If at any time when any share of Series D Preferred Stock is outstanding the Series D Preferred Stock Director Designee should cease to be a Director for any reason, the vacancy shall only be filled by the vote or written consent of the holders of the outstanding shares of Series D Preferred Stock, voting as a separate class, in the manner and on the basis specified above. The holders of outstanding shares of Series D Preferred Stock may, in their sole discretion, determine to not elect a Series D Preferred Stock Director Designee from time to time, and during any such period the Board of Directors nonetheless shall be deemed duly constituted.

(b) Other Voting. Except as otherwise expressly provided herein or as required by law, the holder of each share of Series D Preferred Stock shall be entitled to vote on all matters on which any holder of Common Stock is entitled to vote. Each share of Series D Preferred Stock shall entitle the holder thereof to such number of votes per share as shall equal the number of shares of Common Stock into which each share of Series D Preferred Stock would be converted if it were converted pursuant to the provisions of Section 5 hereof, regardless of whether such shares of Series D Preferred Stock are then presently convertible. Except as otherwise expressly provided herein (including without limitation the provisions of Section 7 hereof) or as required by law, the holders of shares of the Series D Preferred Stock and the Common Stock shall vote together as a single class on all matters.

5. Conversion. The holders of the Series D Preferred Stock shall have the following conversion rights:

(a) Optional Conversion. Each holder of shares of Series D Preferred Stock may elect to convert each share of Series D Preferred Stock then held by such holder into a number of shares of Common Stock computed by multiplying the number of shares of Series D Preferred Stock to be converted by $10,000 and dividing the result by the applicable Conversion Price then in effect. The "Conversion Price" shall be $3.53. The Conversion Price shall be subject to adjustment from time to time pursuant to this Section 5. If a holder of Series D Preferred Stock elects to convert Series D Preferred Stock at a time when there are any accrued and unpaid dividends and interest accrued thereon or other amounts due on such shares (including Series D Preferred Dividends), such dividends, interest and other amounts shall be paid in full by the Corporation in connection with such conversion.

(b) Conversion Procedures. The holders of Series D Preferred Stock shall surrender the certificate or certificates representing the Series D Preferred Stock being converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto), at the principal executive office of the Corporation or the offices of the transfer agent for the Series D Preferred Stock or such office or offices in the continental United States of an agent for conversion as may from time to time be designated by notice to the holders of the Series D Preferred Stock by the Corporation, accompanied by written notice of conversion and the payment to the Corporation of a sum sufficient to cover any tax or governmental charge imposed with respect to the issuance of Common Stock in a name other than that of the holder of the Series D Preferred Stock being converted. Such notice of conversion shall specify (i) the number of shares of Series D Preferred Stock to be converted, (ii) the name or names in which such holder wishes the certificate or certificates for Common Stock and for any shares of Series D Preferred Stock not to be so converted to be issued and (iii) the address to which such holder wishes delivery to be made of such new certificates to be issued upon such conversion. Upon surrender of a certificate representing Series D Preferred Stock for conversion, the Corporation shall issue and send by hand delivery, by courier or by first class mail (postage prepaid) to the holder thereof or to such holder's designee, at the address designated by such holder in the notice, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled upon conversion. In the event that there shall have been surrendered a certificate or certificates representing Series D Preferred Stock, only part of which are to be converted, the Corporation shall issue and send to such holder or such holder's designee, in the manner set forth in the preceding sentence, a new certificate or certificates representing the number of shares of Series D Preferred Stock which shall not have been converted.

(c) Effective Date of Conversion. The issuance by the Corporation of shares of Common Stock upon a conversion of Series D Preferred Stock into shares of Common Stock pursuant to Section 5(a) hereof shall be effective as of the date of the surrender of the certificate or certificates representing the Series D Preferred Stock to be converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto). On and after the effective date of conversion, the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock.

(d) Fractional Shares. The Corporation shall not be obligated to deliver to holders of Series D Preferred Stock any fractional share of Common Stock issuable upon any conversion of such Series D Preferred Stock, but in lieu thereof may make a cash payment in respect thereof in any manner permitted by law.

(e) Reservation of Common Stock. The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of Series D Preferred Stock as herein provided, free from any preemptive rights or other obligations, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the Series D Preferred Stock then outstanding. The Corporation shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all requirements as to registration, qualification or listing of the Common Stock, in order to enable the Corporation lawfully to issue and deliver to each holder of record of Series D Preferred Stock such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all Series D Preferred Stock then outstanding and convertible into shares of Common Stock.

(f) Adjustments to Conversion Price. The Conversion Price in effect from time to time shall be subject to adjustment as follows:

i. Stock Dividends, Subdivisions and Combinations. Upon the issuance of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, the subdivision of outstanding shares of Common Stock into a greater number of shares of Common Stock, or the combination of outstanding shares of Common Stock into a smaller number of shares of the Common Stock, the Conversion Price shall, simultaneously with the happening of such dividend, subdivision or split be adjusted by multiplying the then effective Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event. An adjustment made pursuant to this Section 5(f)(i) shall be given effect, upon payment of such a dividend or distribution, as of the record date for the determination of stockholders entitled to receive such dividend or distribution (on a retroactive basis) and in the case of a subdivision or combination shall become effective immediately as of the effective date thereof.

ii. Sale of Common Stock. In the event the Corporation shall at any time or from time to time, issue, sell or exchange any shares of Common Stock (including shares held in the Corporation's treasury but excluding (i) any Common Stock which may be issued upon conversion of the Series C Preferred Stock or the Series D Preferred Stock (including shares of Common Stock issuable upon exercise of warrants associated therewith); (ii) up to 2,380,500 shares of Common Stock to be issued upon exercise of options to be issued to officers, directors, employees, consultants or agents of the Company pursuant to the terms of the Company's Employee Stock Option Plan or Non-Employee Directors' Stock Option Plan; (iii) up to 30,000 shares of Common Stock to be issued to David Garret upon exercise of warrants; and (iv) up to 193,111 shares of Common Stock to be issued to URSA (VT) QRS 12-30, Inc. upon exercise of warrants (subject in each case to appropriate adjustments for stock splits, stock dividends, anti-dilution rights and the like) (collectively, the "Excluded Shares")), for a consideration per share less than the Conversion Price then in effect immediately prior to the issuance, sale or exchange of such shares, then, and thereafter successively upon each such issuance, sale or exchange, the Conversion Price in effect immediately prior to the issuance, sale or exchange of such shares shall forthwith be decreased to an amount determined by multiplying the Conversion Price by a fraction:

(1) the numerator of which shall be (i) the number of shares of Common Stock of all classes outstanding immediately prior to the issuance of such additional shares of Common Stock (excluding treasury shares, but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock (regardless of whether such shares of Preferred Stock are then presently convertible), options, warrants, rights or convertible securities), plus (ii) the number of shares of Common Stock which the net aggregate consideration received by the Corporation for the total number of such additional shares of Common Stock so issued would purchase at the then effective Conversion Price (prior to adjustment) per share; and

(2) the denominator of which shall be (i) the number of shares of Common Stock of all classes outstanding immediately prior to the issuance of such additional shares of Common Stock (excluding treasury shares, but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock (regardless of whether such shares of Preferred Stock are then presently convertible), options, warrants, rights or convertible securities), plus (ii) the number of such additional shares of Common Stock so issued.

iii. Sale of Options, Rights or Convertible Securities. In the event the Corporation shall at any time or from time to time, issue options, warrants or rights to subscribe for shares of Common Stock (other than any options or warrants for Excluded Shares), or issue any securities convertible into or exchangeable for shares of Common Stock, for a consideration per share (determined by dividing the Net Aggregate Consideration (as determined below) by the aggregate number of shares of Common Stock that would be issued if all such options, warrants, rights or convertible securities were exercised or converted to the fullest extent permitted by their terms) less than the Conversion Price per share in effect immediately prior to the issuance of such options, warrants or rights or securities, then the Conversion Price in effect immediately prior to such issuance shall be decreased to an amount determined by multiplying the Conversion Price by a fraction:

(1) the numerator of which shall be (i) the number of shares of Common Stock of all classes outstanding immediately prior to the issuance of such options, rights or convertible securities (excluding treasury shares, but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock (regardless of whether such shares of Preferred Stock are then presently convertible), options, warrants, rights or convertible securities), plus (ii) the number of shares of Common Stock which the total amount of consideration received by the Corporation for the issuance of such options, warrants, rights or convertible securities, plus the minimum amount set forth in the terms of such security as payable to the Corporation upon the exercise or conversion thereof (the "Net Aggregate Consideration"), would purchase at the Conversion Price prior to adjustment; and

(2) the denominator of which shall be (i) the number of shares of Common Stock of all classes outstanding immediately prior to the issuance of such options, warrants, rights or convertible securities (excluding treasury shares, but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock (regardless of whether such shares of Preferred Stock are then presently convertible), options, warrants, rights or convertible securities), plus (ii) the aggregate number of shares of Common Stock that would be issued if all such options, warrants, rights or convertible securities were exercised or converted.

iv. Expiration or Change in Price. If the consideration per share provided for in any options or rights to subscribe for shares of Common Stock or any securities exchangeable for or convertible into shares of Common Stock, changes at any time, the Conversion Price in effect at the time of such change shall be readjusted to the Conversion Price which would have been in effect at such time had such options or convertible securities provided for such changed consideration per share (determined as provided in Section 5(f)(iii) hereof), at the time initially granted, issued or sold; provided, that such adjustment of the Conversion Price will be made only as and to the extent that the Conversion Price effective upon such adjustment remains greater than or equal to the Conversion Price that would be in effect if such options, rights or securities had not been issued. No adjustment of the Conversion Price shall be made under this Section 5 upon the issuance of any additional shares of Common Stock which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if an adjustment shall previously have been made upon the issuance of such warrants, options or other rights. Any adjustment of the Conversion Price shall be disregarded if, as, and when the rights to acquire shares of Common Stock upon exercise or conversion of the warrants, options, rights or convertible securities which gave rise to such adjustment expire or are canceled without having been exercised, so that the Conversion Price effective immediately upon such cancellation or expiration shall be equal to the Conversion Price in effect at the time of the issuance of the expired or canceled warrants, options, rights or convertible securities, with such additional adjustments as would have been made to that Conversion Price had the expired or canceled warrants, options, rights or convertible securities not been issued.

(g) Other Adjustments. If the Common Stock issuable upon the conversion of the Series D Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock, whether by reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation or sale of assets provided for elsewhere in Section 3(b) or in this Section 5), then and in each such event the holder of each share of Series D Preferred Stock shall have the right thereafter, at the election of such holder, to convert such share into (i) the right to receive the Minimum Liquidation Amount, or (ii) the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, by holders of the number of shares of Common Stock into which such shares of Series D Preferred Stock might have been converted immediately prior to such reorganization, reclassification or change (regardless of whether such shares of Series D Preferred Stock are then presently convertible), all subject to further adjustment as provided herein.

(h) Mergers and Other Reorganizations. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 5) or a merger or consolidation of the Corporation or any subsidiary with or into another corporation or the sale of all or substantially all of the assets of the Corporation or any subsidiary thereof to any other person, then, as a part of and as a condition to the effectiveness of such reorganization, merger, consolidation or sale, lawful and adequate provision shall be made so that the holders of the Series D Preferred Stock shall thereafter be entitled to receive upon conversion of the Series D Preferred Stock, at the election of such holder, (1) the Minimum Liquidation Amount or (2) the number of shares of stock or other securities or property of the Corporation or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Common Stock deliverable upon such conversion would have been entitled on such capital reorganization, merger, consolidation, or sale. In any such case, appropriate provisions shall be made with respect to the rights of the holders of the Series D Preferred Stock after the reorganization, merger, consolidation or sale to the end that the provisions of this Section 5 (including without limitation provisions for adjustment of the Conversion Price and the number of shares purchasable upon conversion of the Series D Preferred Stock) shall thereafter be applicable, as nearly as may be, with respect to any shares of stock, securities or assets to be deliverable thereafter upon the conversion of the Series D Preferred Stock.

Each holder of Series D Preferred Stock upon the occurrence of a capital reorganization, merger or consolidation of the Corporation or any subsidiary thereof or the sale of all or substantially all of the assets of the Corporation or any subsidiary thereof as such events are more fully set forth in the first paragraph of this Section 5(h), shall have the option of electing treatment of his, her or its shares of Series D Preferred Stock under either this Section 5(h) or Section 3 hereof, notice of which election shall be submitted in writing to the Corporation at its principal offices no later than ten (10) days before the effective date of such event, provided that any such notice shall be effective if given not later than fifteen (15) days after the date of the Corporations notice pursuant to Section 9 hereof, with respect to such event.

(i) Certificate as to Adjustments. In each case of an adjustment or readjustment of the Conversion Price, the Corporation at its expense will furnish each holder of Series D Preferred Stock with a certificate, prepared by the chief financial officer of the Corporation, showing such adjustment or readjustment in accordance with the terms hereof, and stating in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series D Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock, the Minimum Liquidation Amount and the amount, if any, of other property which at the time would be received upon the conversion of Series D Preferred Stock.

6. Redemption.

(a) Redemption Events.

i. After December 31, 2004 Upon Election of Holders. Upon the election of any holder of shares of Series D Preferred Stock at any time following December 31, 2004, such holder may require the Corporation to redeem some or all, as specified by such holder, of such holder's outstanding shares of Series D Preferred Stock at the Redemption Price specified in Section 6(b) below; provided, however, the Corporation shall not be required to redeem in the aggregate shares of Series D Preferred Stock with an aggregate Redemption Price in excess of $650,000 plus all accrued but unpaid dividends on the Series D Preferred Stock and interest accrued thereon for the twelve (12) consecutive calendar month period ended immediately prior to such redemption. The foregoing election shall be made by such holder giving the Corporation not less than ninety (90) days prior written notice, which notice shall set forth the date for such redemption and the number of shares to be redeemed, which notice may be given prior to December 31, 2004, provided that the date for such redemption shall occur after December 31, 2004.

ii. After August 29, 2013. At any time following August 29, 2013 upon the election of any holder of shares of Series D Preferred Stock , the Corporation shall redeem all (and not less than all) of such holder's outstanding shares of Series D Preferred Stock at the Redemption Price. The foregoing election shall be made by such holder giving the Corporation not less than ninety (90) days prior written notice, which notice shall set forth the date for such redemption which notice may be given prior to August 29, 2013, provided that the date for such redemption shall occur after August 29, 2013.

(b) Redemption Date; Redemption Price. Any date upon which a redemption shall actually occur in accordance with this Section 6 shall be referred to as a "Redemption Date." The redemption price for each share of Series D Preferred Stock redeemed pursuant to Section 6(a) shall be the per share Minimum Liquidation Amount (the "Redemption Price").

If at a Redemption Date shares of Series D Preferred Stock are unable to be redeemed (as contemplated by Section 6(c) below), then holders of Series D Preferred Stock shall also be entitled to dividends and interest pursuant to Sections 6(c) and (d). The aggregate applicable redemption price shall be payable in cash in immediately available funds to the respective holders of the Series D Preferred Stock on the applicable Redemption Date (subject to Section  6(c)). Upon any redemption of the Series D Preferred Stock as provided herein, holders of fractional shares shall receive proportionate amounts in respect thereof. Until the aggregate applicable redemption price has been paid for all shares of Series D Preferred Stock being redeemed pursuant to this Section 6: (A) no dividend whatsoever shall be paid or declared, and no distribution shall be made, on any capital stock of the Corporation ranking on liquidation junior to the Series D Preferred Stock; and (B) no shares of capital stock of the Corporation (other than the Series C Preferred Stock or Series D Preferred Stock in accordance with this Section 6) shall be purchased, redeemed or acquired by the Corporation and no monies shall be paid into or set aside or made available for a sinking fund for the purchase, redemption or acquisition thereof.

(c) Redemption Prohibited. If, at a Redemption Date, the Corporation is legally prohibited under the Business Corporation Law of the State of New York from redeeming, all shares of Series D Preferred Stock for which redemption is required hereunder, then it shall redeem such shares on a pro-rata basis among the holders of Series D Preferred Stock in proportion to the full respective redemption amounts to which they are entitled hereunder to the extent legally possible and shall redeem the remaining shares to be redeemed as soon as the Corporation is not prohibited from redeeming some or all of such shares under the Business Corporation Law of the State of New York. Any shares of Series D Preferred Stock not redeemed shall remain outstanding and entitled to all of the rights and preferences provided herein. The Corporation shall take such action as shall be necessary and appropriate under the circumstances to review and promptly remove any impediment to its ability to redeem Series D Preferred Stock under the circumstances contemplated by this Section 6(c). The Redemption Price shall be increased at the rate of seven percent (7%) per annum, compounded quarterly, from the date such redemption was to occur until the date the Redemption Price is paid in full.

(d) Dividend After Redemption Date. With respect to dividends accruing from and after a Redemption Date, no shares of Series D Preferred Stock subject to redemption shall be entitled to dividends, as contemplated by Section 2; provided, however, that in the event that shares of Series D Preferred Stock are unable to be redeemed and continue to be outstanding in accordance with Section 6(c), such shares shall continue to be entitled to dividends and interest thereon as provided in Sections 2 and 6(c) until the date on which such shares are actually redeemed by the Corporation.

(e) Surrender of Certificates. Upon receipt of the applicable redemption price by certified check or wire transfer, each holder of shares of Series D Preferred Stock to be redeemed shall surrender the certificate or certificates representing such shares to the Corporation, duly assigned or endorsed for transfer (or accompanied by duly executed stock powers relating thereto), or, in the event the certificate or certificates are lost, stolen or missing, shall deliver an affidavit or agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith (an "Affidavit of Loss") with respect to such certificates at the principal executive office of the Corporation or the office of the transfer agent for the Series D Preferred Stock or such office or offices in the continental United States of an agent for redemption as may from time to time be designated by notice to the holders of Series D Preferred Stock, and each surrendered certificate shall be canceled and retired; provided, however, that if the Corporation is prohibited from redeeming all shares of Series D Preferred Stock as provided in Section 6(c) or, pursuant to Section 6(a)(i), is redeeming less than all of the shares of Series D Preferred Stock held by a particular holder, the holder shall not be required to surrender said certificate(s) to the Corporation until said holder has received a new stock certificate for those shares of Series D Preferred Stock not so redeemed.

7. No Reissuance of Series D Preferred Stock. No share or shares of the Series D Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired, and eliminated from the shares which the Corporation shall be authorized to issue. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of the Series D Preferred Stock accordingly.

8. Notices of Record Date. In the event (i) the Corporation establishes a record date to determine the holders of any class of securities who are entitled to receive any dividend or other distribution, or (ii) there occurs any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, and any transfer of all or substantially all of the assets of the Corporation to any other corporation, or any other entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Series D Preferred Stock at least twenty (20) days prior to the record date specified therein, a notice specifying (a) the date of such record date for the purpose of such dividend or distribution and a description of such dividend or distribution, (b) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (c) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

      Other Rights. Except as otherwise provided in this Certificate of Incorporation, each share of Series D Preferred Stock and each share of Common Stock shall be identical in all respects, shall have the same powers, preferences and rights, without preference of any such class or share over any other such class or share, and shall be treated as a single class of stock for all purposes.

      No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Article 4 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of Series D Preferred Stock against impairment.

D. Undesignated Preferred Stock. Six Hundred Twenty-Four Thousand Five Hundred Forty (624,540) shares of preferred stock having a par value of $.05 per share and having such preferences, limitations and relative rights as determined from time to time by the Board of Directors. The Board of Directors is hereby expressly granted authority to divide these shares of preferred stock into series and to fix and determine before the issuance thereof the number of shares and the relative rights and preferences of any series so established.

4. The amendment related to the authorization of the Series D Convertible Redeemable Preferred Stock was authorized by the Corporation's Board of Directors at a duly called meeting of the Board held on August 27, 2003, pursuant to Section 502 of the Business Corporation Law.

5. The restatement of the Certificate of Incorporation was authorized by the Corporation's Board of Directors at a duly called meeting held onAugust 27, 2003, pursuant to Section 807 of the Business Corporation Law.

6. The text of the Certificate of Incorporation and all prior amendments thereto are hereby restated as further amended above to read herein set forth in full:

ARTICLE I

NAME

The name of the corporation is The Vermont Teddy Bear Co., Inc.

ARTICLE II

PURPOSES

The purpose or purposes for which this corporation is formed are as follows, to wit: to engage in any lawful act or activity for which corporations may be organized under the Business Corporation Law, provided that it is not formed to engage in any act or activity requiring the consent or approval of any state official, department, board, agency or other body, without first obtaining such consent or approval.

ARTICLE III

OFFICE

The office of the corporation is to be located in the City of Albany, County of Albany, State of New York.

ARTICLE IV

CAPITAL STOCK

The aggregate number of shares which the corporation shall have authority to issue is twenty one million (21,000,000) shares, divided as follows:

A. Series A Preferred Stock. Ninety (90) shares of preferred stock having a par value of $.05 per share, designated Series A Preferred Stock and having the following preferences and limitations:

1. Dividends. Holders of Series A Preferred Stock shall be entitled to receive out of the surplus or net profits of the Corporation dividends at the rate of eight percent (8%) per annum payable quarterly on the first days of January, April, July and October. Dividends on the Series A Preferred Stock shall be payable before any dividends shall be paid upon, or set apart for, the common stock. Further, dividends on Series A Preferred Stock shall be cumulative, so that if in any quarterly dividend period the dividends shall not have been paid or set apart, the deficiency shall be fully paid, or set apart for payment, before any dividends shall be set apart for or paid upon the common stock. Accumulations of dividends on Series A Preferred Stock shall not bear interest.

2. Voting Rights. Except as required by law, Holders of Series A Preferred Stock shall have no voting power whatsoever and shall not be entitled to notice of any meeting of the stockholders of the Corporation.

3. Liquidation. In the event of any liquidation, voluntary or involuntary, the holders of Series A Preferred Stock shall be entitled to be paid the consideration they paid for their shares and the unpaid cumulative dividends accrued thereon on a pari passu basis with the Series B Convertible Preferred Stock before any amount shall be paid to the holders of the common stock.

4. Redemption. The Corporation may, at the option of its Board of Directors, redeem all or any part of Series A Preferred Stock outstanding on any dividend payment date after the issuance thereof, by paying the holders thereof the consideration they paid for their shares, together with all unpaid cumulative dividends accrued thereon (the "Redemption Price"). Notice of the Corporation's intention to redeem shares of the outstanding preferred, and the date and place thereof, shall be sent by first class mail at least thirty (30) days prior to the proposed redemption date to the holders of the shares to be redeemed. From and after the date fixed in any such notice as the date of redemption, all dividends upon Series A Preferred Stock so called for redemption shall cease to accrue, and all rights of the holders of Series A Preferred Stock, except the right to receive the Redemption Price upon surrender of the certificate representing Series A Preferred Stock called for redemption, shall cease and determine.

5. Conversion Rights. The holders of Series A Preferred Stock shall not have any right to convert their shares into, or exchange them for, common stock.

B. Series B Convertible Preferred Stock. Three Hundred Seventy-Five Thousand (375,000) shares of preferred stock having a par value of $.05 per share, designated Series B Convertible Preferred Stock and having the following preferences and limitations:

1. Dividends. Holders of Series B Convertible Preferred Stock shall not be entitled to any dividends.

2. Voting Rights. Except as required by law, Holders of Series B Convertible Preferred Stock shall have no voting power whatsoever and shall not be entitled to notice of any meeting of the stockholders of the Corporation.

3. Liquidation. In the event of any liquidation, voluntary or involuntary, the holders of Series B Convertible Preferred Stock shall be entitled to be paid the consideration they paid for their shares on a pari passu basis with the Series A Preferred Stock before any amount shall be paid to the holders of the common stock.

4. Conversion Rights. The holders of Series B Convertible Preferred Stock shall have the right to convert their shares into shares of the Corporation's Common Stock, par value $0.05, as follows:

(a) Right to Convert. Each share of the Series B Convertible Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date that is one (1) year from the date of the issuance of the Series B Convertible Preferred Stock (the "Purchase Date"), at the office of the Company or the Company's transfer agent, into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing the original Series B Convertible Preferred Stock issue price by the Conversion Price applicable to such share, determined as provided below, in effect on the date the certificate of the Series B Convertible Preferred Stock is surrendered for conversion. The initial Conversion Price for the Series B Convertible Preferred Stock shall be as set forth in subsection 4(c), below.

(b) Mechanics of Conversion. Before any holder of shares of Series B Convertible Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates representing the Series B Convertible Preferred Stock, duly endorsed, by delivering the certificate or certificates to the Company's principal office or the Company's transfer agent for the Series B Convertible Preferred Stock, and shall give written notice to the Company's Investor Relations Department at its principal office, of the election to convert the Series B Convertible Preferred Stock and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Company shall, as soon as practicable thereafter, issue and deliver to such holder, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as described above. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series B Convertible Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, as amended (the "1933 Act"), the conversion may, at the option of any holder surrendering shares of Series B Convertible Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the person or persons entitled to receive the Common Stock upon conversion of the Series B Convertible Preferred Stock shall not be deemed to have converted such Series B Convertible Preferred Stock until immediately prior to the closing of such sale of securities.

(c) Conversion Price Adjustments of Series B Convertible Preferred Stock for Certain Dilutive Issuances Splits and Combinations. The Conversion Price of the Series B Convertible Preferred Stock shall initially equal the issuance price per share of the Series B Convertible Preferred Stock, and shall be subject to adjustment from time to time as follows:

(i) (A) If the Company shall issue, after the Purchase Date, any Additional Stock (as defined below) without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to the issuance of such Additional Stock, the Conversion Price shall be adjusted to a price equal to the price paid per share for such Additional Stock.

(B) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

(C) In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors of the Company irrespective of any accounting treatment.

(D) In the case of the issuance (whether before, on or after the applicable Purchase Date) of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this subsection 4(c)(i) and subsection 4(c)(ii):

(1) The aggregate maximum number of shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such Options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections 4(c)(i)(B) and (c)(i)(C)), if any, received by the corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

(2) The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the corporation (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections 4(c)(i)(B) and (c)(i)(C))

(3) In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to this corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Conversion Price of the Series B Convertible Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

(4) Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price of the Series B Convertible Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

(5) The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to subsections 4(c)(i)(D)(1) and (2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection 4(c)(i)(D)(3) or (4).

(ii) "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to subsection 4(c)(i)(D)) by this corporation after the Purchase Date other than

(A) Common Stock issued pursuant to a transaction described in subsection 4(c)(iii) hereof,

(B) shares of Common Stock issuable or issued to employees, officers, consultants, directors or vendors (if in transactions with primarily nonfinancing purposes) of this corporation directly or pursuant to a stock option plan or restricted stock plan approved by the shareholders and Board of Directors of this corporation

(iii) In the event the corporation should at any time or from time to time after the Purchase Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of the Series B Convertible Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents with the number of shares issuable with respect to Common Stock Equivalents determined from time to time in the manner provided for deemed issuances in subsection 4(c)(i)(D).

(iv) If the number of shares of Common Stock outstanding at any time after the Purchase Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for the Series B Convertible Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

(d) Notice. In case at any time the Company shall propose:

(i) to pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; or

(ii) to issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities; or

(iii) to effect any reclassification or change of outstanding shares of Common Stock, or any consolidation, merger, sale, lease, or conveyance of property; or

(iv) to effect any liquidation, dissolution, or winding-up of the Company; or

(v) to take any other action which would cause an adjustment to the Conversion Price; then, and in any one or more of such cases, the Company shall give written notice thereof, by registered mail, postage prepaid, to the Holder at his then-current address, mailed at least 15 days prior to (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined, (ii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up is expected to become effective, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up, or (iii) the date of such action which would require an adjustment to the Conversion Price.

C. Series C Convertible Redeemable Preferred Stock. The designations and the powers, preferences and rights of the Series C Convertible Redeemable Preferred Stock are as follows:

1. Designation and Amount. The shares of this series of Preferred Stock of the Corporation shall be designated as ASeries C Convertible Redeemable Preferred Stock@ (the ASeries C Preferred Stock@) and the number of shares constituting such series shall be 110, with a par value per share of $.05.

2. Accumulation and Payment of Dividends. The holders of the Series C Preferred Stock shall be entitled to receive, out of funds legally available therefor, cumulative dividends at an annual rate of six percent (6%) compounded on a quarterly basis (the ASeries C Preferred Dividends@) on the sum of (i) each outstanding share of the Series C Preferred Stock multiplied by (ii) $10,000. Series C Preferred Dividends shall accrue on outstanding shares of the Series C Preferred Stock from the date of issuance of such shares on a daily basis whether or not the Corporation shall have earnings or surplus at any time. The accumulation of Series C Preferred Dividends shall not bear interest or accrue additional Series C Preferred Dividends. In addition to Series C Preferred Dividends, the holders of the Series C Preferred Stock shall be entitled to receive dividends at the same rate as dividends (other than dividends paid in additional shares of Common Stock) are paid with respect to the Common Stock (treating each share of Series C Preferred Stock as being equal to the number of shares of Common Stock into which each such share of Series C Preferred Stock could be converted (regardless of whether such shares of Series C Preferred Stock are then presently convertible) pursuant to the provisions of Section 5 hereof with such number determined as of the record date for the determination of holders of Common Stock entitled to receive such dividend) (the AParticipating Dividends@)). So long as any shares of the Series C Preferred Stock shall be outstanding, the Corporation shall not declare or pay or set apart for payment any dividends or make any other distributions on, or make any payment on account of the purchase, redemption, exchange or other retirement of any other class of stock or series thereof of the Corporation ranking junior to the Series C Preferred Stock as to the payment of dividends unless each of the holders of the Series C Preferred Stock shall have been paid all accrued Series C Preferred Dividends in full with respect to each share of Series C Preferred Stock. For the period commencing on November 3, 1998 and ending on the date that is the second (2nd) anniversary thereof, annually on each such anniversary, the Series C Preferred Dividends shall be paid to the holders of the Series C Preferred Stock in additional shares of Series C Preferred Stock in a number equal to the quotient of (A) the amount equal to accrued and unpaid Series C Preferred Dividends through the relevant anniversary divided by (B) $10,000. Commencing on the third (3rd) anniversary of the date hereof, the Series C Preferred Dividends shall be paid to the holders of the Series C Preferred Stock in additional shares of Series C Preferred Stock for the first six months of the third year and thereafter in the discretion of the Corporation, the Series C Preferred Dividends shall be paid to the holders of the Series C Preferred Stock in (i) additional shares of Series C Preferred Stock in a number of shares calculated as provided in the immediately preceding sentence or (ii) cash.

3. Liquidation, Dissolution or Winding Up.

(a) In the event of any liquidation, dissolution or winding up of the Corporation or any subsidiary, whether voluntary or involuntary, each holder of outstanding shares of Series C Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to stockholders, whether such assets are capital, surplus, or earnings as follows, and before any amount shall be paid or distributed to the holders of any class of Common Stock or of any other stock ranking on liquidation junior to the Series C Preferred Stock, the greater of: (i) an amount in cash equal to $10,000 per share (adjusted appropriately for stock splits, stock dividends and the like) together with accrued but unpaid dividends (including all Series C Preferred Dividends and Participating Dividends) to which the holders of outstanding shares of Series C Preferred Stock are entitled pursuant to Section 2 hereof (the AMinimum Liquidation Amount@); provided, however, that if, upon any liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Series C Preferred Stock and any other stock ranking as to any such distribution on a parity with the Series C Preferred Stock are not paid in full, the holders of the Series C Preferred Stock and such other stock shall share ratably in any distribution of assets in proportion to the full respective preferential amounts to which they are entitled; or (ii) cash in an amount equal to the portion of the assets of the Corporation remaining for distribution to stockholders which such holder would have received if each share of Series C Preferred Stock had been converted into the number of shares of Common Stock issuable upon the conversion of a share of Series C Preferred Stock immediately prior to any such liquidation, dissolution or winding up of the Corporation after taking into account the rights of holders of any other class or series of capital stock of the Corporation (including the Common Stock) entitled to share in such distribution in either case, plus any declared but unpaid dividends (including Series C Preferred Dividends and Participating Dividends) to which the holders of outstanding shares of Series C Preferred Stock are entitled pursuant to Section 2 hereof (the AAggregate Liquidation Amount@).

(b) A consolidation, merger or capital reorganization of the Corporation (except (i) into or with a wholly-owned subsidiary of the Corporation with requisite shareholder approval or (ii) a merger in which the beneficial owners of the Corporation=s outstanding capital stock immediately prior to such transaction hold no less than fifty-one percent (51%) of the voting power in the resulting entity) or a sale of all or substantially all of the assets of the Corporation or any subsidiary thereof shall be regarded as a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Section 3; provided, however, that each holder of the Series C Preferred Stock shall have the right to elect the benefits of the provisions of Section 5(i) hereof in lieu of receiving payment in liquidation, dissolution or winding up of the Corporation pursuant to this Section 3.

For purposes of this Section 3 Acapital reorganization@ shall mean any reorganization of the capital stock of the Company such that the powers, preferences and rights of the Series C Preferred Stock are materially altered, changed or impaired so as to adversely affect the holders thereof.

4. Voting Power.

(a) Election of Directors. The Board of Directors of the Corporation shall consist of not greater than nine (9) members as long as any shares of Series C Preferred Stock are outstanding. For so long as at least fifteen percent (15%) of the shares of Series C Preferred Stock issued on the date hereof remain issued and outstanding, the holders of outstanding shares of Series C Preferred Stock shall, voting as a separate class, be entitled to elect two (2) of the nine (9) (or such lesser number) Directors of the Corporation. Such Directors shall be the candidates receiving the highest number of affirmative votes (with each holder of Series C Preferred Stock entitled to cast one vote for or against each candidate with respect to each share of Series C Preferred Stock) of the outstanding shares of Series C Preferred Stock (the ASeries C Preferred Stock Director Designees@), with votes cast against such candidates and votes withheld having no legal effect. The election of the Series C Preferred Stock Director Designees by the holders of the Series C Preferred Stock shall occur (i) at the annual meeting of holders of capital stock, (ii) at any special meeting of holders of capital stock, (iii) at any special meeting of holders of Series C Preferred Stock called by holders of a majority of the outstanding shares of Series C Preferred Stock or (iv) by the written consent of the holders of two-thirds of the outstanding shares of Series C Preferred Stock. If at any time when any share of Series C Preferred Stock is outstanding any Series C Preferred Stock Director Designee should cease to be a Director for any reason, the vacancy shall only be filled by the vote or written consent of the holders of the outstanding shares of Series C Preferred Stock, voting as a separate class, in the manner and on the basis specified above. The holders of outstanding shares of Series C Preferred Stock may, in their sole discretion, determine to elect fewer than two (2) Series C Preferred Stock Director Designees from time to time, and during any such period the Board of Directors nonetheless shall be deemed duly constituted.

(b) Other Voting. Except as otherwise expressly provided herein or as required by law, the holder of each share of Series C Preferred Stock shall be entitled to vote on all matters on which any holder of Common Stock is entitled to vote. Each share of Series C Preferred Stock shall entitle the holder thereof to such number of votes per share as shall equal the number of shares of Common Stock into which each share of Series C Preferred Stock would be converted if it were converted pursuant to the provisions of Section 5 hereof, regardless of whether such shares of Series C Preferred Stock are then presently convertible. Except as otherwise expressly provided herein (including without limitation the provisions of Section 7 hereof) or as required by law, the holders of shares of the Series C Preferred Stock and the Common Stock shall vote together as a single class on all matters.

5. Conversion. The holders of the Series C Preferred Stock shall have the following conversion rights:

(a) Optional Conversion. Each holder of shares of Series C Preferred Stock may elect to convert each share of Series C Preferred Stock then held by such holder into a number of shares of Common Stock computed by multiplying the number of shares of Series C Preferred Stock to be converted by $10,000 and dividing the result by the applicable Conversion Price then in effect. TheAConversion Price@ shall be $1.05. The Conversion Price shall be subject to adjustment from time to time pursuant to this Section 5. If a holder of Series C Preferred Stock elects to convert Series C Preferred Stock at a time when there are any accrued and unpaid dividends or other amounts due on such shares (including Series C Preferred Dividends and Participating Dividends), such dividends and other amounts shall be paid in full by the Corporation in connection with such conversion.

(b) Conversion Procedures. The holders of Series C Preferred Stock shall surrender the certificate or certificates representing the Series C Preferred Stock being converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto), at the principal executive office of the Corporation or the offices of the transfer agent for the Series C Preferred Stock or such office or offices in the continental United States of an agent for conversion as may from time to time be designated by notice to the holders of the Series C Preferred Stock by the Corporation, accompanied by written notice of conversion and the payment to the Corporation of a sum sufficient to cover any tax or governmental charge imposed with respect to the issuance of Common Stock in a name other than that of the holder of the Series C Preferred Stock being converted. Such notice of conversion shall specify (i) the number of shares of Series C Preferred Stock to be converted, (ii) the name or names in which such holder wishes the certificate or certificates for Common Stock and for any shares of Series C Preferred Stock not to be so converted to be issued and (iii) the address to which such holder wishes delivery to be made of such new certificates to be issued upon such conversion. Upon surrender of a certificate representing Series C Preferred Stock for conversion, the Corporation shall issue and send by hand delivery, by courier or by first class mail (postage prepaid) to the holder thereof or to such holder=s designee, at the address designated by such holder in the notice, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled upon conversion. In the event that there shall have been surrendered a certificate or certificates representing Series C Preferred Stock, only part of which are to be converted, the Corporation shall issue and send to such holder or such holder=s designee, in the manner set forth in the preceding sentence, a new certificate or certificates representing the number of shares of Series C Preferred Stock which shall not have been converted.

(c) Effective Date of Conversion. The issuance by the Corporation of shares of Common Stock upon a conversion of Series C Preferred Stock into shares of Common Stock pursuant to Section 5(a) hereof shall be effective as of the date of the surrender of the certificate or certificates representing the Series C Preferred Stock to be converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto). On and after the effective date of conversion, the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock.

(d) Fractional Shares. The Corporation shall not be obligated to deliver to holders of Series C Preferred Stock any fractional share of Common Stock issuable upon any conversion of such Series C Preferred Stock, but in lieu thereof may make a cash payment in respect thereof in any manner permitted by law.

(e) Reservation of Common Stock. The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of Series C Preferred Stock as herein provided, free from any preemptive rights or other obligations, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the Series C Preferred Stock then outstanding. The Corporation shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all requirements as to registration, qualification or listing of the Common Stock, in order to enable the Corporation lawfully to issue and deliver to each holder of record of Series C Preferred Stock such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all Series C Preferred Stock then outstanding and convertible into shares of Common Stock.

(f) Adjustments to Conversion Price. The Conversion Price in effect from time to time shall be subject to adjustment as follows:

i. Stock Dividends, Subdivisions and Combinations. Upon the issuance of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, the subdivision of outstanding shares of Common Stock into a greater number of shares of Common Stock, or the combination of outstanding shares of Common Stock into a smaller number of shares of the Common Stock, the Conversion Price shall, simultaneously with the happening of such dividend, subdivision or split be adjusted by multiplying the then effective Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event. An adjustment made pursuant to this Section 5(f)(i) shall be given effect, upon payment of such a dividend or distribution, as of the record date for the determination of stockholders entitled to receive such dividend or distribution (on a retroactive basis) and in the case of a subdivision or combination shall become effective immediately as of the effective date thereof.

ii. Sale of Common Stock. In the event the Corporation shall at any time or from time to time, issue, sell or exchange any shares of Common Stock (including shares held in the Corporation=s treasury but excluding (i) any Common Stock which may be issued upon conversion of the Series B Preferred Stock or the Series C Preferred Stock (including shares of Common Stock issuable upon exercise of warrants associated therewith); (ii) up to 2,400,000 shares of Common Stock to be issued upon exercise of options to be issued to officers, directors, employees, consultants or agents of the Company pursuant to the terms of the Company=s Employee Stock Option Plan or Non-Employee Directors= Stock Option Plan; (iii) up to 100,000 shares of Common Stock to be issued to Green Mountain Capital, L.P. upon exercise of warrants; (iv) up to 30,000 shares of Common Stock to be issued to David Garret upon exercise of warrants; (v) up to 124,431 shares of Common Stock to be issued to Barington Capital Group, L.P. upon exercise of warrants; (vi) up to 223,971 shares of Common Stock to be issued to URSA (VT) QRS 12-30, Inc. upon exercise of warrants; and (vii) up to 54,822 shares of Common Stock to be issued to Joan H. Martin upon exercise of warrants (subject in each case to appropriate adjustments for stock splits, stock dividends, anti-dilution rights and the like) (collectively, the AExcluded Shares@), for a consideration per share less than the Conversion Price then in effect immediately prior to the issuance, sale or exchange of such shares, then, and thereafter successively upon each such issuance, sale or exchange, the Conversion Price in effect immediately prior to the issuance, sale or exchange of such shares shall forthwith be decreased to an amount determined by multiplying the Conversion Price by a fraction:

(1) the numerator of which shall be (i) the number of shares of Common Stock of all classes outstanding immediately prior to the issuance of such additional shares of Common Stock (excluding treasury shares, but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock (regardless of whether such shares of Preferred Stock are then presently convertible), options, warrants, rights or convertible securities), plus (ii) the number of shares of Common Stock which the net aggregate consideration received by the Corporation for the total number of such additional shares of Common Stock so issued would purchase at the then effective Conversion Price (prior to adjustment) per share; and

(2) the denominator of which shall be (i) the number of shares of Common Stock of all classes outstanding immediately prior to the issuance of such additional shares of Common Stock (excluding treasury shares, but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock (regardless of whether such shares of Preferred Stock are then presently convertible), options, warrants, rights or convertible securities), plus (ii) the number of such additional shares of Common Stock so issued.

iii. Sale of Options, Rights or Convertible Securities. In the event the Corporation shall at any time or from time to time, issue options, warrants or rights to subscribe for shares of Common Stock (other than any options or warrants for Excluded Shares), or issue any securities convertible into or exchangeable for shares of Common Stock, for a consideration per share (determined by dividing the Net Aggregate Consideration (as determined below) by the aggregate number of shares of Common Stock that would be issued if all such options, warrants, rights or convertible securities were exercised or converted to the fullest extent permitted by their terms) less than the Conversion Price per share in effect immediately prior to the issuance of such options, warrants or rights or securities, then the Conversion Price in effect immediately prior to such issuance shall be decreased to an amount determined by multiplying the Conversion Price by a fraction:

(1) the numerator of which shall be (i) the number of shares of Common Stock of all classes outstanding immediately prior to the issuance of such options, rights or convertible securities (excluding treasury shares, but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock (regardless of whether such shares of Preferred Stock are then presently convertible), options, warrants, rights or convertible securities), plus (ii) the number of shares of Common Stock which the total amount of consideration received by the Corporation for the issuance of such options, warrants, rights or convertible securities, plus the minimum amount set forth in the terms of such security as payable to the Corporation upon the exercise or conversion thereof (the ANet Aggregate Consideration@), would purchase at the Conversion Price prior to adjustment; and

(2) the denominator of which shall be (i) the number of shares of Common Stock of all classes outstanding immediately prior to the issuance of such options, warrants, rights or convertible securities (excluding treasury shares, but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock (regardless of whether such shares of Preferred Stock are then presently convertible), options, warrants, rights or convertible securities), plus (ii) the aggregate number of shares of Common Stock that would be issued if all such options, warrants, rights or convertible securities were exercised or converted.

iv. Expiration or Change in Price. If the consideration per share provided for in any options or rights to subscribe for shares of Common Stock or any securities exchangeable for or convertible into shares of Common Stock, changes at any time, the Conversion Price in effect at the time of such change shall be readjusted to the Conversion Price which would have been in effect at such time had such options or convertible securities provided for such changed consideration per share (determined as provided in Section 5(f)(iii) hereof), at the time initially granted, issued or sold; provided, that such adjustment of the Conversion Price will be made only as and to the extent that the Conversion Price effective upon such adjustment remains greater than or equal to the Conversion Price that would be in effect if such options, rights or securities had not been issued. No adjustment of the Conversion Price shall be made under this Section 5 upon the issuance of any additional shares of Common Stock which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if an adjustment shall previously have been made upon the issuance of such warrants, options or other rights. Any adjustment of the Conversion Price shall be disregarded if, as, and when the rights to acquire shares of Common Stock upon exercise or conversion of the warrants, options, rights or convertible securities which gave rise to such adjustment expire or are canceled without having been exercised, so that the Conversion Price effective immediately upon such cancellation or expiration shall be equal to the Conversion Price in effect at the time of the issuance of the expired or canceled warrants, options, rights or convertible securities, with such additional adjustments as would have been made to that Conversion Price had the expired or canceled warrants, options, rights or convertible securities not been issued.

(g) Other Adjustments. If the Common Stock issuable upon the conversion of the Series C Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock, whether by reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation or sale of assets provided for elsewhere in Section 3(b) or in this Section 5), then and in each such event the holder of each share of Series C Preferred Stock shall have the right thereafter to convert such share into (i) the right to receive the Minimum Liquidation Amount, or (ii) the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, by holders of the number of shares of Common Stock into which such shares of Series C Preferred Stock might have been converted immediately prior to such reorganization, reclassification or change (regardless of whether such shares of Series C Preferred Stock are then presently convertible), all subject to further adjustment as provided herein.

(h) Mergers and Other Reorganizations. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 5) or a merger or consolidation of the Corporation or any subsidiary with or into another corporation or the sale of all or substantially all of the assets of the Corporation or any subsidiary thereof to any other person, then, as a part of and as a condition to the effectiveness of such reorganization, merger, consolidation or sale, lawful and adequate provision shall be made so that the holders of the Series C Preferred Stock shall thereafter be entitled to receive upon conversion of the Series C Preferred Stock (1) the Minimum Liquidation Amount or (2) the number of shares of stock or other securities or property of the Corporation or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Common Stock deliverable upon such conversion would have been entitled on such capital reorganization, merger, consolidation, or sale. In any such case, appropriate provisions shall be made with respect to the rights of the holders of the Series C Preferred Stock after the reorganization, merger, consolidation or sale to the end that the provisions of this Section 5 (including without limitation provisions for adjustment of the Conversion Price and the number of shares purchasable upon conversion of the Series C Preferred Stock) shall thereafter be applicable, as nearly as may be, with respect to any shares of stock, securities or assets to be deliverable thereafter upon the conversion of the Series C Preferred Stock.

Each holder of Series C Preferred Stock upon the occurrence of a capital reorganization, merger or consolidation of the Corporation or any subsidiary thereof or the sale of all or substantially all of the assets of the Corporation or any subsidiary thereof as such events are more fully set forth in the first paragraph of this Section 5(h), shall have the option of electing treatment of his, her or its shares of Series C Preferred Stock under either this Section 5(h) or Section 3 hereof, notice of which election shall be submitted in writing to the Corporation at its principal offices no later than ten (10) days before the effective date of such event, provided that any such notice shall be effective if given not later than fifteen (15) days after the date of the Corporation=s notice pursuant to Section 9 hereof, with respect to such event.

(i) Certificate as to Adjustments. In each case of an adjustment or readjustment of the Conversion Price, the Corporation at its expense will furnish each holder of Series C Preferred Stock with a certificate, prepared by the chief financial officer of the Corporation, showing such adjustment or readjustment in accordance with the terms hereof, and stating in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series C Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock, the Minimum Liquidation Amount and the amount, if any, of other property which at the time would be received upon the conversion of Series C Preferred Stock.

6. Redemption.

(a) Redemption Events.

i. On or After November 3, 2003 Upon Election of Holders. Upon the election of any holder of shares of Series C Preferred Stock at any time following November 3, 2003, the Corporation shall redeem some or all, as specified by such holder, of such holder=s outstanding shares of Series C Preferred Stock at the Redemption Price specified in Section 6(b) below; provided, however, the Corporation shall not be required to redeem in the aggregate shares of Series C Preferred Stock with an aggregate Redemption Price in excess of the greater of (I) twenty-five percent (25%) of the Net Earnings (as defined below) of the Corporation for the twelve (12) consecutive calendar month period ended immediately prior to such redemption or (II) (25%) of the Corporation=s Net Worth (as defined below) determined as of the end of the twelve (12) month period referred to in clause (I). The foregoing election shall be made by such holder giving the Corporation not less than thirty (30) days prior written notice, which notice shall set forth the date for such redemption and the number of shares to be redeemed. ANet Earnings@ shall mean with respect to the period in question, the after tax net income of the Corporation as determined in accordance with generally accepted accounting principles consistently applied. ANet Worth@ shall mean for the period in question, the stockholders= equity in the Corporation as of the end of such period, as determined in accordance with generally accepted accounting principles consistently applied.

ii. On or After November 3, 2003 Upon Election of Corporation. At any time following November 3, 2003 upon the election of the Corporation, the Corporation may redeem all (and not less than all) of the outstanding shares of Series C Preferred Stock at the Traded FMV Redemption Price, specified in Section 6(b) below. The foregoing election shall be made by the Corporation giving each of the holders of Series C Preferred Stock not less than thirty (30) days prior written notice, which notice shall set forth the date for such redemption.

iii. On November 3, 2008. On November 3, 2008 the Corporation shall, without any further action by the holders of the outstanding shares of Series C Preferred Stock, redeem all (and not less than all) of the outstanding shares of Series C Preferred Stock at the Traded Redemption Price or the Non-Traded FMV Redemption Price, as applicable, specified in Section 6(b) below.

(b) Redemption Date; Redemption Price. Any date upon which a redemption shall actually occur in accordance with this Section 6 shall be referred to as a ARedemption Date.@ The redemption price for each share of Series C Preferred Stock redeemed pursuant to Section 6(a)(i) shall be the per share Minimum Liquidation Amount (the ARedemption Price@).

The redemption price for each share of Series C Preferred Stock redeemed pursuant to Section 6(a)(ii) hereof shall be the greater of (i) the per share Minimum Liquidation Amount or (ii) the product of the number of shares of Common Stock into which a share of Series C Preferred Stock is then convertible pursuant to Section 5 hereof on the Redemption Date (the AConversion Shares@) and the average of the closing price of the Common Stock on the sixty (60) days preceding the Redemption Date in which an actual trade was executed (the greater of (i) or (ii) the ATraded FMV Redemption Price@); provided, however, that in the event the Common Stock of the Corporation is not listed on The Nasdaq Stock Market, Inc.=s SmallCap Market (ANasdaq@) or its successor, if any, or on any over-the-counter market, on the Redemption Date for the redemption of Series C Preferred Stock pursuant to Section 6(a)(ii) hereof, then the redemption price for each share of Series C Preferred Stock redeemed pursuant to Section 6(a)(ii) hereof shall be the greater of (i) the per share Minimum Liquidation Amount or (ii) the Fair Market Value of the Conversion Shares, as determined pursuant to Section 6(b)(i) below (the greater of (i) or (ii) the ANon-Traded FMV Redemption Price@).

The redemption price for each share of Series C Preferred Stock redeemed pursuant to Section 6(a)(iii) hereof shall be the per share Minimum Liquidation Amount (the ATraded Redemption Price@); provided, however, that in the event the Common Stock of the Corporation is not listed on Nasdaq or its successor, if any, or on any over-the-counter market, on the Redemption Date for the redemption of Series C Preferred Stock pursuant to Section 6(a)(iii), then the redemption price for each share of Series C Preferred Stock redeemed pursuant to Section 6(a)(iii) hereof shall be equal to the Non-Traded FMV Redemption Price.

If at a Redemption Date shares of Series C Preferred Stock are unable to be redeemed (as contemplated by Section 6(c) below), then holders of Series C Preferred Stock shall also be entitled to dividends and interest pursuant to Sections 6(c) and (d). The aggregate applicable redemption price shall be payable in cash in immediately available funds to the respective holders of the Series C Preferred Stock on the applicable Redemption Date (subject to Section  6(c)). Upon any redemption of the Series C Preferred Stock as provided herein, holders of fractional shares shall receive proportionate amounts in respect thereof. Until the aggregate applicable redemption price has been paid for all shares of Series C Preferred Stock being redeemed pursuant to this Section 6: (A) no dividend whatsoever shall be paid or declared, and no distribution shall be made, on any capital stock of the Corporation ranking on liquidation junior to the Series C Preferred Stock; and (B) no shares of capital stock of the Corporation (other than the Series C Preferred Stock in accordance with this Section 6) shall be purchased, redeemed or acquired by the Corporation and no monies shall be paid into or set aside or made available for a sinking fund for the purchase, redemption or acquisition thereof.

i. Fair Market Value. The Fair Market Value of the Conversion Shares shall be determined according to the following procedure:

(1) The Board of Directors of the Corporation and the holders of a majority in interest of the then outstanding shares of Series C Convertible Preferred Stock shall negotiate in good faith in an effort to reach an agreement upon the Fair Market Value of the Conversion Shares for a period of ten (10) days beginning at any time or times following written notice of the holders of a majority in interest of the then outstanding shares of Series C Convertible Preferred Stock to the Corporation, or vice versa, of its desire to determine the Fair Market Value at that time.

(2) If the Board of Directors and such holders of Series C Convertible Preferred Stock are unable to reach agreement under the foregoing subsection (A), the Fair Market Value of the Conversion Shares shall be determined by appraisal. Within fifteen (15) days after the expiration of the ten-day period in subsection (A) above, the Board of Directors and holders of the Conversion Shares to be redeemed shall elect as an appraiser (the ASelected Appraiser@) a third party who is a nationally recognized investment banking firm and that is experienced in the appraisal of companies. The Selected Appraiser shall establish the Fair Market Value of the Conversion Shares. Such Fair Market Value of the Conversion Shares shall be calculated with no discount for minority interests or lack of marketability thereof. The Selected Appraiser shall render his, her or its appraisal within twenty (20) days of his, her or its appointment hereunder. The Fair Market Value of the Conversion Shares shall be equal to the appraisal made by the Selected Appraiser. All appraisals delivered pursuant to this subsection (i) shall be in writing and signed by the appraiser. The fees, costs and expenses of the Selected Appraiser will be borne equally by the Corporation and the holders of Conversion Shares to be redeemed.

(c) Redemption Prohibited. If, at a Redemption Date, the Corporation is prohibited under the Business Corporation Law of the State of New York from redeeming, or otherwise fails to redeem, all shares of Series C Preferred Stock for which redemption is required hereunder, then it shall redeem such shares on a pro-rata basis among the holders of Series C Preferred Stock in proportion to the full respective redemption amounts to which they are entitled hereunder to the extent possible and shall redeem the remaining shares to be redeemed as soon as the Corporation is not prohibited from redeeming some or all of such shares under the Business Corporation Law of the State of New York. Any shares of Series C Preferred Stock not redeemed shall remain outstanding and entitled to all of the rights and preferences provided herein. The Corporation shall take such action as shall be necessary and appropriate under the circumstances to review and promptly remove any impediment to its ability to redeem Series C Preferred Stock under the circumstances contemplated by this Section 6(c). In the event that the Corporation fails for any reason to redeem shares for which redemption is required pursuant to this Section 6(c), including without limitation due to a prohibition of such redemption under the Business Corporation Law of the State of New York, then during the period from the applicable Redemption Date through the date on which such shares are redeemed, the applicable redemption price of such shares that the Corporation has failed to redeem shall bear interest, with such interest to accrue daily in arrears and to be compounded quarterly at the rate per annum of fifteen percent (15%) until the applicable redemption price (as so increased) is paid in full; provided, however, that in no event shall such interest exceed the maximum permitted rate of interest under applicable law (the AMaximum Permitted Rate@). In the event that fulfillment of any provision hereof results in such rate of interest being in excess of the Maximum Permitted Rate, the obligation to be fulfilled shall automatically be reduced to eliminate such excess; provided, however, that any subsequent increase in the Maximum Permitted Rate shall be retroactively effective to the applicable redemption date.

(d) Dividend After Redemption Date. From and after a Redemption Date, no shares of Series C Preferred Stock subject to redemption shall be entitled to dividends, if any, as contemplated by Section 2; provided, however, that in the event that shares of Series C Preferred Stock are unable to be redeemed and continue to be outstanding in accordance with Section 6(c), such shares shall continue to be entitled to dividends and interest thereon as provided in Sections 2 and 6(c) until the date on which such shares are actually redeemed by the Corporation.

(e) Surrender of Certificates. Upon receipt of the applicable redemption price by certified check or wire transfer, each holder of shares of Series C Preferred Stock to be redeemed shall surrender the certificate or certificates representing such shares to the Corporation, duly assigned or endorsed for transfer (or accompanied by duly executed stock powers relating thereto), or, in the event the certificate or certificates are lost, stolen or missing, shall deliver an affidavit or agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith (an AAffidavit of Loss@) with respect to such certificates at the principal executive office of the Corporation or the office of the transfer agent for the Series C Preferred Stock or such office or offices in the continental United States of an agent for redemption as may from time to time be designated by notice to the holders of Series C Preferred Stock, and each surrendered certificate shall be canceled and retired; provided, however, that if the Corporation is prohibited from redeeming all shares of Series C Preferred Stock as provided in Section 6(c) or, pursuant to Section 6(a)(i), is redeeming less than all of the shares of Series C Preferred Stock held by a particular holder, the holder shall not be required to surrender said certificate(s) to the Corporation until said holder has received a new stock certificate for those shares of Series C Preferred Stock not so redeemed.

7. Restrictions and Limitations.

(a) So long as at least fifteen percent (15%) of the shares of the Series C Preferred Stock issued on the date hereof remain issued and outstanding, the Corporation shall not without the affirmative vote or written consent of the holders of a majority in interest of the then outstanding shares of the Series C Preferred Stock (adjusted appropriately for stock splits, stock dividends and the like):

i. Redeem, purchase or otherwise acquire for value (or pay into or set aside for a sinking fund for such purpose) any of the Common Stock of any class or any other capital stock of the Corporation (other than the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock);

ii. Declare any dividends on the Common Stock or any other equity security other than the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock;

iii. Authorize or issue, or obligate itself to issue, any other equity security senior to or on a parity with the Series C preferred Stock as to liquidation preferences, redemptions, or dividend rights or with any special voting rights;

iv. Increase or decrease (other than by conversion as permitted hereby) the total number of authorized shares of Preferred Stock as Series C Preferred Stock; or

v. Amend the Certificate of Incorporation or By-Laws of the Corporation in a manner that adversely affects the rights of the holders of the Series C Preferred Stock.

(b) So long as at least fifteen percent (15%) of the shares of the Series C Preferred Stock issued on the date hereof remain issued and outstanding, the Corporation shall not without giving at least 15 days prior written notice, by registered mail, postage prepaid to the holders of the Series C Preferred Stock at their then current addresses, authorize any merger or consolidation of the Corporation or any subsidiary with or into any other corporation or entity (except into or with a wholly-owned subsidiary of the Corporation), authorize the liquidation, dissolution or winding up of the Corporation or any subsidiary, or authorize the sale of all or substantially all of the assets of the Corporation or any subsidiary. Notice of such event shall be mailed at least 15 days prior to the date on which any such merger, consolidation, liquidation, dissolution, winding up or sale is expected to be effective.

8. No Reissuance of Series C Preferred Stock. No share or shares of the Series C Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired, and eliminated from the shares which the Corporation shall be authorized to issue. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of the Series C Preferred Stock accordingly.

9. Notices of Record Date. In the event (i) the Corporation establishes a record date to determine the holders of any class of securities who are entitled to receive any dividend or other distribution, or (ii) there occurs any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, and any transfer of all or substantially all of the assets of the Corporation to any other corporation, or any other entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Series C Preferred Stock at least twenty (20) days prior to the record date specified therein, a notice specifying (a) the date of such record date for the purpose of such dividend or distribution and a description of such dividend or distribution, (b) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (c) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

10. Other Rights. Except as otherwise provided in this Certificate of Incorporation, each share of Series C Preferred Stock and each share of Common Stock shall be identical in all respects, shall have the same powers, preferences and rights, without preference of any such class or share over any other such class or share, and shall be treated as a single class of stock for all purposes.

D. Series D Convertible Redeemable Preferred Stock. The designations and the powers, preferences and rights of the Series D Convertible Redeemable Preferred Stock are as follows:

1. Designation and Amount. The shares of this series of Preferred Stock of the Corporation shall be designated as "Series D Convertible Redeemable Preferred Stock" (the "Series D Preferred Stock") and the number of shares constituting such series shall be 260, with a par value per share of $.05. Without the prior written consent of the holders of a majority of the shares of Series D Preferred Stock, the Corporation shall not (a) authorize (by reclassification or otherwise) or issue, or obligate itself to issue, any other equity security, including any other security convertible into or exercisable for any equity security, which equity security has liquidation preferences or dividend or distributions priorities which are pari passu with or senior to the Series D Preferred Stock; (b) increase or decrease (other than by redemption as set forth herein) the total number of authorized shares of Series D Preferred Stock; (c) amend, restate or repeal the Certificate of Incorporation or Bylaws of the Corporation in any way which would cancel or adversely change, alter or affect the preferences, privileges or rights (including, without limitation, the dividend and liquidation preference) of the Series D Preferred Stock; (d) effect an exchange, reclassification or cancellation of all or part of the shares of Series D Preferred Stock; or (e) authorize or effect (or permit any subsidiary to authorize or effect) the declaration, payment or setting aside for payment of cash or stock dividends or any other distribution of assets (including cash, securities and intangible assets or other property) on any shares of capital stock of the Corporation or any subsidiary other than the Series D Preferred Stock or a class of preferred stock with dividend rights senior to the Series D Preferred Stock, provided that the Corporation may authorize or effect the declaration, payment or setting aside for payment of cash or stock dividends so long as all accrued and unpaid dividends and interest thereon with respect to the Series D Preferred Stock have been paid in full.

2. Accumulation and Payment of Dividends. The holders of the Series D Preferred Stock shall be entitled to receive, out of funds legally available therefor, cumulative dividends at an annual rate of five percent (5%) compounded on a quarterly basis (the "Series D Preferred Dividends") on the sum of (i) each outstanding share of the Series D Preferred Stock multiplied by (ii) $10,000. The Series D Preferred Dividends shall be due and payable on the first day of March, June, September and December of each year, beginning December 1, 2003. Series D Preferred Dividends shall accrue on outstanding shares of the Series D Preferred Stock from the date of issuance of such shares on a daily basis whether or not the Corporation shall have earnings or surplus at any time. The accumulation of Series D Preferred Dividends shall not accrue additional Series D Preferred Dividends but shall bear interest at the rate of seven percent (7%) per annum, compounded quarterly, from the date such dividends are due until paid. So long as any shares of the Series D Preferred Stock shall be outstanding, the Corporation shall not declare or pay or set apart for payment any dividends or make any other distributions on, or make any payment on account of the purchase, redemption, exchange or other retirement of any other class of stock or series thereof of the Corporation ranking junior to the Series D Preferred Stock as to the payment of dividends unless each of the holders of the Series D Preferred Stock shall have been paid all accrued Series D Preferred Dividends in full with respect to each share of Series D Preferred Stock plus interest accrued thereon. The Series D Preferred Stock shall rank junior to the Series A Preferred Stock (except that dividends on the Series D Preferred Stock shall be paid out regardless of whether the dividends on the Series A Preferred Stock have been paid out) and the Series C Preferred Stock as to the payment of dividends but senior to all other shares of capital stock of the Corporation, whether presently outstanding or issued in the future, unless otherwise approved in writing by the holders of a majority of the shares of Series D Preferred Stock outstanding. The Series D Preferred Dividends shall be paid to the holders of the Series D Preferred Stock in cash.

3. Liquidation, Dissolution or Winding Up.

(a) In the event of any liquidation, dissolution or winding up of the Corporation or any subsidiary, whether voluntary or involuntary, each holder of outstanding shares of Series D Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to stockholders, whether such assets are capital, surplus, or earnings as follows, and before any amount shall be paid or distributed to the holders of any class of Common Stock or of any other stock ranking on liquidation junior to the Series D Preferred Stock, the greater of: (i) an amount in cash equal to $10,000 per share (adjusted appropriately for stock splits, stock dividends and the like affecting the Series D Preferred Stock) together with accrued but unpaid dividends (including all Series D Preferred Dividends) to which the holders of outstanding shares of Series D Preferred Stock are entitled pursuant to Section 2 hereof plus interest accrued thereon (the "Minimum Liquidation Amount"); provided, however, that if, upon any liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Series D Preferred Stock and any other stock ranking as to any such distribution on a parity with the Series D Preferred Stock are not paid in full, the holders of the Series D Preferred Stock and such other stock shall share ratably in any distribution of assets in proportion to the full respective preferential amounts to which they are entitled; or (ii) cash in an amount equal to the portion of the assets of the Corporation remaining for distribution to stockholders which such holder would have received if each share of Series D Preferred Stock had been converted into the number of shares of Common Stock issuable upon the conversion of a share of Series D Preferred Stock immediately prior to any such liquidation, dissolution or winding up of the Corporation after taking into account the rights of holders of any other class or series of capital stock of the Corporation (including the Common Stock) entitled to share in such distribution in either case, plus any unpaid dividends (including Series D Preferred Dividends) to which the holders of outstanding shares of Series D Preferred Stock plus interest accrued thereon are entitled pursuant to Section 2 hereof (the "Aggregate Liquidation Amount"). In connection with any liquidation, dissolution or winding up of the Corporation the Series D Preferred Stock shall rank junior to the Series A Preferred Stock and the Series C Preferred Stock but senior to all other shares of capital stock of the Corporation, whether presently outstanding or issued in the future, unless otherwise approved in writing by the holders of a majority of the shares of Series D Preferred Stock outstanding.

(b) A consolidation, merger or capital reorganization of the Corporation (except (i) into or with a wholly-owned subsidiary of the Corporation with requisite shareholder approval or (ii) a merger in which the beneficial owners of the Corporation's outstanding capital stock immediately prior to such transaction hold no less than fifty-one percent (51%) of the voting power in the resulting entity) or a sale of all or substantially all of the assets of the Corporation or any subsidiary thereof shall be regarded as a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Section 3; provided, however, that each holder of the Series D Preferred Stock shall have the right to elect the benefits of the provisions of Section 5(h) hereof in lieu of receiving payment in liquidation, dissolution or winding up of the Corporation pursuant to this Section 3.

4. Voting Power.

(a) Election of Directors. The Board of Directors of the Corporation shall consist of not greater than ten (10) members as long as any shares of Series D Preferred Stock are outstanding. For so long as at least twenty-five percent (25%) of the shares of Series D Preferred Stock issued on the date hereof remain issued and outstanding, the holders of outstanding shares of Series D Preferred Stock shall, voting as a separate class, be entitled to elect one (1) of the ten (10) (or such lesser number) Directors of the Corporation. Such Director shall be the candidate receiving the highest number of affirmative votes (with each holder of Series D Preferred Stock entitled to cast one vote for or against each candidate with respect to each share of Series D Preferred Stock) of the outstanding shares of Series D Preferred Stock (the "Series D Preferred Stock Director Designee"), with votes cast against such candidates and votes withheld having no legal effect. The election of the Series D Preferred Stock Director Designee by the holders of the Series D Preferred Stock shall occur (i) at the annual meeting of holders of capital stock, (ii) at any special meeting of holders of capital stock, (iii) at any special meeting of holders of Series D Preferred Stock called by holders of a majority of the outstanding shares of Series D Preferred Stock or (iv) by the written consent of the holders of a majority of the outstanding shares of Series D Preferred Stock. If at any time when any share of Series D Preferred Stock is outstanding the Series D Preferred Stock Director Designee should cease to be a Director for any reason, the vacancy shall only be filled by the vote or written consent of the holders of the outstanding shares of Series D Preferred Stock, voting as a separate class, in the manner and on the basis specified above. The holders of outstanding shares of Series D Preferred Stock may, in their sole discretion, determine to not elect a Series D Preferred Stock Director Designee from time to time, and during any such period the Board of Directors nonetheless shall be deemed duly constituted.

(b) Other Voting. Except as otherwise expressly provided herein or as required by law, the holder of each share of Series D Preferred Stock shall be entitled to vote on all matters on which any holder of Common Stock is entitled to vote. Each share of Series D Preferred Stock shall entitle the holder thereof to such number of votes per share as shall equal the number of shares of Common Stock into which each share of Series D Preferred Stock would be converted if it were converted pursuant to the provisions of Section 5 hereof, regardless of whether such shares of Series D Preferred Stock are then presently convertible. Except as otherwise expressly provided herein (including without limitation the provisions of Section 7 hereof) or as required by law, the holders of shares of the Series D Preferred Stock and the Common Stock shall vote together as a single class on all matters.

5. Conversion. The holders of the Series D Preferred Stock shall have the following conversion rights:

(a) Optional Conversion. Each holder of shares of Series D Preferred Stock may elect to convert each share of Series D Preferred Stock then held by such holder into a number of shares of Common Stock computed by multiplying the number of shares of Series D Preferred Stock to be converted by $10,000 and dividing the result by the applicable Conversion Price then in effect. The "Conversion Price" shall be $3.53. The Conversion Price shall be subject to adjustment from time to time pursuant to this Section 5. If a holder of Series D Preferred Stock elects to convert Series D Preferred Stock at a time when there are any accrued and unpaid dividends and interest accrued thereon or other amounts due on such shares (including Series D Preferred Dividends), such dividends, interest and other amounts shall be paid in full by the Corporation in connection with such conversion.

(b) Conversion Procedures. The holders of Series D Preferred Stock shall surrender the certificate or certificates representing the Series D Preferred Stock being converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto), at the principal executive office of the Corporation or the offices of the transfer agent for the Series D Preferred Stock or such office or offices in the continental United States of an agent for conversion as may from time to time be designated by notice to the holders of the Series D Preferred Stock by the Corporation, accompanied by written notice of conversion and the payment to the Corporation of a sum sufficient to cover any tax or governmental charge imposed with respect to the issuance of Common Stock in a name other than that of the holder of the Series D Preferred Stock being converted. Such notice of conversion shall specify (i) the number of shares of Series D Preferred Stock to be converted, (ii) the name or names in which such holder wishes the certificate or certificates for Common Stock and for any shares of Series D Preferred Stock not to be so converted to be issued and (iii) the address to which such holder wishes delivery to be made of such new certificates to be issued upon such conversion. Upon surrender of a certificate representing Series D Preferred Stock for conversion, the Corporation shall issue and send by hand delivery, by courier or by first class mail (postage prepaid) to the holder thereof or to such holder's designee, at the address designated by such holder in the notice, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled upon conversion. In the event that there shall have been surrendered a certificate or certificates representing Series D Preferred Stock, only part of which are to be converted, the Corporation shall issue and send to such holder or such holder's designee, in the manner set forth in the preceding sentence, a new certificate or certificates representing the number of shares of Series D Preferred Stock which shall not have been converted.

(c) Effective Date of Conversion. The issuance by the Corporation of shares of Common Stock upon a conversion of Series D Preferred Stock into shares of Common Stock pursuant to Section 5(a) hereof shall be effective as of the date of the surrender of the certificate or certificates representing the Series D Preferred Stock to be converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto). On and after the effective date of conversion, the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock.

(d) Fractional Shares. The Corporation shall not be obligated to deliver to holders of Series D Preferred Stock any fractional share of Common Stock issuable upon any conversion of such Series D Preferred Stock, but in lieu thereof may make a cash payment in respect thereof in any manner permitted by law.

(e) Reservation of Common Stock. The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of Series D Preferred Stock as herein provided, free from any preemptive rights or other obligations, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the Series D Preferred Stock then outstanding. The Corporation shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all requirements as to registration, qualification or listing of the Common Stock, in order to enable the Corporation lawfully to issue and deliver to each holder of record of Series D Preferred Stock such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all Series D Preferred Stock then outstanding and convertible into shares of Common Stock.

(f) Adjustments to Conversion Price. The Conversion Price in effect from time to time shall be subject to adjustment as follows:

i. Stock Dividends, Subdivisions and Combinations. Upon the issuance of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, the subdivision of outstanding shares of Common Stock into a greater number of shares of Common Stock, or the combination of outstanding shares of Common Stock into a smaller number of shares of the Common Stock, the Conversion Price shall, simultaneously with the happening of such dividend, subdivision or split be adjusted by multiplying the then effective Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event. An adjustment made pursuant to this Section 5(f)(i) shall be given effect, upon payment of such a dividend or distribution, as of the record date for the determination of stockholders entitled to receive such dividend or distribution (on a retroactive basis) and in the case of a subdivision or combination shall become effective immediately as of the effective date thereof.

ii. Sale of Common Stock. In the event the Corporation shall at any time or from time to time, issue, sell or exchange any shares of Common Stock (including shares held in the Corporation's treasury but excluding (i) any Common Stock which may be issued upon conversion of the Series C Preferred Stock or the Series D Preferred Stock (including shares of Common Stock issuable upon exercise of warrants associated therewith); (ii) up to 2,380,500 shares of Common Stock to be issued upon exercise of options to be issued to officers, directors, employees, consultants or agents of the Company pursuant to the terms of the Company's Employee Stock Option Plan or Non-Employee Directors' Stock Option Plan; (iii) up to 30,000 shares of Common Stock to be issued to David Garret upon exercise of warrants; and (iv) up to 193,111 shares of Common Stock to be issued to URSA (VT) QRS 12-30, Inc. upon exercise of warrants (subject in each case to appropriate adjustments for stock splits, stock dividends, anti-dilution rights and the like) (collectively, the "Excluded Shares")), for a consideration per share less than the Conversion Price then in effect immediately prior to the issuance, sale or exchange of such shares, then, and thereafter successively upon each such issuance, sale or exchange, the Conversion Price in effect immediately prior to the issuance, sale or exchange of such shares shall forthwith be decreased to an amount determined by multiplying the Conversion Price by a fraction:

(1) the numerator of which shall be (i) the number of shares of Common Stock of all classes outstanding immediately prior to the issuance of such additional shares of Common Stock (excluding treasury shares, but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock (regardless of whether such shares of Preferred Stock are then presently convertible), options, warrants, rights or convertible securities), plus (ii) the number of shares of Common Stock which the net aggregate consideration received by the Corporation for the total number of such additional shares of Common Stock so issued would purchase at the then effective Conversion Price (prior to adjustment) per share; and

(2) the denominator of which shall be (i) the number of shares of Common Stock of all classes outstanding immediately prior to the issuance of such additional shares of Common Stock (excluding treasury shares, but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock (regardless of whether such shares of Preferred Stock are then presently convertible), options, warrants, rights or convertible securities), plus (ii) the number of such additional shares of Common Stock so issued.

iii. Sale of Options, Rights or Convertible Securities. In the event the Corporation shall at any time or from time to time, issue options, warrants or rights to subscribe for shares of Common Stock (other than any options or warrants for Excluded Shares), or issue any securities convertible into or exchangeable for shares of Common Stock, for a consideration per share (determined by dividing the Net Aggregate Consideration (as determined below) by the aggregate number of shares of Common Stock that would be issued if all such options, warrants, rights or convertible securities were exercised or converted to the fullest extent permitted by their terms) less than the Conversion Price per share in effect immediately prior to the issuance of such options, warrants or rights or securities, then the Conversion Price in effect immediately prior to such issuance shall be decreased to an amount determined by multiplying the Conversion Price by a fraction:

(1) the numerator of which shall be (i) the number of shares of Common Stock of all classes outstanding immediately prior to the issuance of such options, rights or convertible securities (excluding treasury shares, but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock (regardless of whether such shares of Preferred Stock are then presently convertible), options, warrants, rights or convertible securities), plus (ii) the number of shares of Common Stock which the total amount of consideration received by the Corporation for the issuance of such options, warrants, rights or convertible securities, plus the minimum amount set forth in the terms of such security as payable to the Corporation upon the exercise or conversion thereof (the "Net Aggregate Consideration"), would purchase at the Conversion Price prior to adjustment; and

(2) the denominator of which shall be (i) the number of shares of Common Stock of all classes outstanding immediately prior to the issuance of such options, warrants, rights or convertible securities (excluding treasury shares, but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock (regardless of whether such shares of Preferred Stock are then presently convertible), options, warrants, rights or convertible securities), plus (ii) the aggregate number of shares of Common Stock that would be issued if all such options, warrants, rights or convertible securities were exercised or converted.

iv. Expiration or Change in Price. If the consideration per share provided for in any options or rights to subscribe for shares of Common Stock or any securities exchangeable for or convertible into shares of Common Stock, changes at any time, the Conversion Price in effect at the time of such change shall be readjusted to the Conversion Price which would have been in effect at such time had such options or convertible securities provided for such changed consideration per share (determined as provided in Section 5(f)(iii) hereof), at the time initially granted, issued or sold; provided, that such adjustment of the Conversion Price will be made only as and to the extent that the Conversion Price effective upon such adjustment remains greater than or equal to the Conversion Price that would be in effect if such options, rights or securities had not been issued. No adjustment of the Conversion Price shall be made under this Section 5 upon the issuance of any additional shares of Common Stock which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if an adjustment shall previously have been made upon the issuance of such warrants, options or other rights. Any adjustment of the Conversion Price shall be disregarded if, as, and when the rights to acquire shares of Common Stock upon exercise or conversion of the warrants, options, rights or convertible securities which gave rise to such adjustment expire or are canceled without having been exercised, so that the Conversion Price effective immediately upon such cancellation or expiration shall be equal to the Conversion Price in effect at the time of the issuance of the expired or canceled warrants, options, rights or convertible securities, with such additional adjustments as would have been made to that Conversion Price had the expired or canceled warrants, options, rights or convertible securities not been issued.

(g) Other Adjustments. If the Common Stock issuable upon the conversion of the Series D Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock, whether by reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation or sale of assets provided for elsewhere in Section 3(b) or in this Section 5), then and in each such event the holder of each share of Series D Preferred Stock shall have the right thereafter, at the election of such holder, to convert such share into (i) the right to receive the Minimum Liquidation Amount, or (ii) the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, by holders of the number of shares of Common Stock into which such shares of Series D Preferred Stock might have been converted immediately prior to such reorganization, reclassification or change (regardless of whether such shares of Series D Preferred Stock are then presently convertible), all subject to further adjustment as provided herein.

(h) Mergers and Other Reorganizations. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 5) or a merger or consolidation of the Corporation or any subsidiary with or into another corporation or the sale of all or substantially all of the assets of the Corporation or any subsidiary thereof to any other person, then, as a part of and as a condition to the effectiveness of such reorganization, merger, consolidation or sale, lawful and adequate provision shall be made so that the holders of the Series D Preferred Stock shall thereafter be entitled to receive upon conversion of the Series D Preferred Stock, at the election of such holder, (1) the Minimum Liquidation Amount or (2) the number of shares of stock or other securities or property of the Corporation or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Common Stock deliverable upon such conversion would have been entitled on such capital reorganization, merger, consolidation, or sale. In any such case, appropriate provisions shall be made with respect to the rights of the holders of the Series D Preferred Stock after the reorganization, merger, consolidation or sale to the end that the provisions of this Section 5 (including without limitation provisions for adjustment of the Conversion Price and the number of shares purchasable upon conversion of the Series D Preferred Stock) shall thereafter be applicable, as nearly as may be, with respect to any shares of stock, securities or assets to be deliverable thereafter upon the conversion of the Series D Preferred Stock.

Each holder of Series D Preferred Stock upon the occurrence of a capital reorganization, merger or consolidation of the Corporation or any subsidiary thereof or the sale of all or substantially all of the assets of the Corporation or any subsidiary thereof as such events are more fully set forth in the first paragraph of this Section 5(h), shall have the option of electing treatment of his, her or its shares of Series D Preferred Stock under either this Section 5(h) or Section 3 hereof, notice of which election shall be submitted in writing to the Corporation at its principal offices no later than ten (10) days before the effective date of such event, provided that any such notice shall be effective if given not later than fifteen (15) days after the date of the Corporations notice pursuant to Section 9 hereof, with respect to such event.

(i) Certificate as to Adjustments. In each case of an adjustment or readjustment of the Conversion Price, the Corporation at its expense will furnish each holder of Series D Preferred Stock with a certificate, prepared by the chief financial officer of the Corporation, showing such adjustment or readjustment in accordance with the terms hereof, and stating in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series D Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock, the Minimum Liquidation Amount and the amount, if any, of other property which at the time would be received upon the conversion of Series D Preferred Stock.

6. Redemption.

(a) Redemption Events.

i. After December 31, 2004 Upon Election of Holders. Upon the election of any holder of shares of Series D Preferred Stock at any time following December 31, 2004, such holder may require the Corporation to redeem some or all, as specified by such holder, of such holder's outstanding shares of Series D Preferred Stock at the Redemption Price specified in Section 6(b) below; provided, however, the Corporation shall not be required to redeem in the aggregate shares of Series D Preferred Stock with an aggregate Redemption Price in excess of $650,000 plus all accrued but unpaid dividends on the Series D Preferred Stock and interest accrued thereon for the twelve (12) consecutive calendar month period ended immediately prior to such redemption. The foregoing election shall be made by such holder giving the Corporation not less than ninety (90) days prior written notice, which notice shall set forth the date for such redemption and the number of shares to be redeemed, which notice may be given prior to December 31, 2004, provided that the date for such redemption shall occur after December 31, 2004.

ii. After August 29, 2013. At any time following August 29, 2013 upon the election of any holder of shares of Series D Preferred Stock , the Corporation shall redeem all (and not less than all) of such holder's outstanding shares of Series D Preferred Stock at the Redemption Price. The foregoing election shall be made by such holder giving the Corporation not less than ninety (90) days prior written notice, which notice shall set forth the date for such redemption which notice may be given prior to August 29, 2013, provided that the date for such redemption shall occur after August 29, 2013.

(b) Redemption Date; Redemption Price. Any date upon which a redemption shall actually occur in accordance with this Section 6 shall be referred to as a "Redemption Date." The redemption price for each share of Series D Preferred Stock redeemed pursuant to Section 6(a) shall be the per share Minimum Liquidation Amount (the "Redemption Price").

If at a Redemption Date shares of Series D Preferred Stock are unable to be redeemed (as contemplated by Section 6(c) below), then holders of Series D Preferred Stock shall also be entitled to dividends and interest pursuant to Sections 6(c) and (d). The aggregate applicable redemption price shall be payable in cash in immediately available funds to the respective holders of the Series D Preferred Stock on the applicable Redemption Date (subject to Section  6(c)). Upon any redemption of the Series D Preferred Stock as provided herein, holders of fractional shares shall receive proportionate amounts in respect thereof. Until the aggregate applicable redemption price has been paid for all shares of Series D Preferred Stock being redeemed pursuant to this Section 6: (A) no dividend whatsoever shall be paid or declared, and no distribution shall be made, on any capital stock of the Corporation ranking on liquidation junior to the Series D Preferred Stock; and (B) no shares of capital stock of the Corporation (other than the Series C Preferred Stock or Series D Preferred Stock in accordance with this Section 6) shall be purchased, redeemed or acquired by the Corporation and no monies shall be paid into or set aside or made available for a sinking fund for the purchase, redemption or acquisition thereof.

(c) Redemption Prohibited. If, at a Redemption Date, the Corporation is legally prohibited under the Business Corporation Law of the State of New York from redeeming, all shares of Series D Preferred Stock for which redemption is required hereunder, then it shall redeem such shares on a pro-rata basis among the holders of Series D Preferred Stock in proportion to the full respective redemption amounts to which they are entitled hereunder to the extent legally possible and shall redeem the remaining shares to be redeemed as soon as the Corporation is not prohibited from redeeming some or all of such shares under the Business Corporation Law of the State of New York. Any shares of Series D Preferred Stock not redeemed shall remain outstanding and entitled to all of the rights and preferences provided herein. The Corporation shall take such action as shall be necessary and appropriate under the circumstances to review and promptly remove any impediment to its ability to redeem Series D Preferred Stock under the circumstances contemplated by this Section 6(c). The Redemption Price shall be increased at the rate of seven percent (7%) per annum, compounded quarterly, from the date such redemption was to occur until the date the Redemption Price is paid in full.

(d) Dividend After Redemption Date. With respect to dividends accruing from and after a Redemption Date, no shares of Series D Preferred Stock subject to redemption shall be entitled to dividends, as contemplated by Section 2; provided, however, that in the event that shares of Series D Preferred Stock are unable to be redeemed and continue to be outstanding in accordance with Section 6(c), such shares shall continue to be entitled to dividends and interest thereon as provided in Sections 2 and 6(c) until the date on which such shares are actually redeemed by the Corporation.

(e) Surrender of Certificates. Upon receipt of the applicable redemption price by certified check or wire transfer, each holder of shares of Series D Preferred Stock to be redeemed shall surrender the certificate or certificates representing such shares to the Corporation, duly assigned or endorsed for transfer (or accompanied by duly executed stock powers relating thereto), or, in the event the certificate or certificates are lost, stolen or missing, shall deliver an affidavit or agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith (an "Affidavit of Loss") with respect to such certificates at the principal executive office of the Corporation or the office of the transfer agent for the Series D Preferred Stock or such office or offices in the continental United States of an agent for redemption as may from time to time be designated by notice to the holders of Series D Preferred Stock, and each surrendered certificate shall be canceled and retired; provided, however, that if the Corporation is prohibited from redeeming all shares of Series D Preferred Stock as provided in Section 6(c) or, pursuant to Section 6(a)(i), is redeeming less than all of the shares of Series D Preferred Stock held by a particular holder, the holder shall not be required to surrender said certificate(s) to the Corporation until said holder has received a new stock certificate for those shares of Series D Preferred Stock not so redeemed.

7. No Reissuance of Series D Preferred Stock. No share or shares of the Series D Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired, and eliminated from the shares which the Corporation shall be authorized to issue. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of the Series D Preferred Stock accordingly.

8. Notices of Record Date. In the event (i) the Corporation establishes a record date to determine the holders of any class of securities who are entitled to receive any dividend or other distribution, or (ii) there occurs any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, and any transfer of all or substantially all of the assets of the Corporation to any other corporation, or any other entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Series D Preferred Stock at least twenty (20) days prior to the record date specified therein, a notice specifying (a) the date of such record date for the purpose of such dividend or distribution and a description of such dividend or distribution, (b) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (c) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

      Other Rights. Except as otherwise provided in this Certificate of Incorporation, each share of Series D Preferred Stock and each share of Common Stock shall be identical in all respects, shall have the same powers, preferences and rights, without preference of any such class or share over any other such class or share, and shall be treated as a single class of stock for all purposes.

      No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Article 4 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of Series D Preferred Stock against impairment.

    Undesignated Preferred Stock. Six Hundred Twenty-Four Thousand Five Hundred Forty (624,540) shares of preferred stock having a par value of $.05 per share and having such preferences, limitations and relative rights as determined from time to time by the Board of Directors. The Board of Directors is hereby expressly granted authority to divide these shares of preferred stock into series and to fix and determine before the issuance thereof the number of shares and the relative rights and preferences of any series so established.

F. Common Stock. Twenty million (20,000,000) shares of common stock having a par value of $.05 per share. No holder of shares of common stock shall have, as such holder, any preemptive right to purchase any shares or other securities of the corporation.

ARTICLE V

PROCESS AGENT

The Secretary of State is designated as agent of the corporation upon whom process against it may be served. The post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him is 6655 Shelburne Road, P.O. Box 965, Shelburne, Vermont 05482.

ARTICLE VI

DIRECTOR LIABILITY AND INDEMNIFICATION

No director of the corporation shall be personally liable to the corporation or its shareholders for damages for any breach of duty in such capacity; provided, however, that this provision shall not eliminate or limit the liability of any director:

(a) For acts or omissions in bad faith or which involved intentional misconduct or a knowing violation of law, as established by a judgment or other final adjudication;

(b) For any transaction from which the director derived in fact a financial profit or other advantage to which he or she was not legally entitled, as established by a judgment or other final adjudication;

(c) For any violation of Section 719 of the Business Corporation Law, as established by a judgment or other final adjudication; or

(d) For any act or omission occurring prior to the corporation=s adoption of this provision.

IN WITNESS WHEREOF the undersigned, being the President and Chief Executive Officer of the Corporation, affirms that the statements made herein are true under the penalties of perjury.

_____________________________________________

Elisabeth Robert, President and Chief Executive Officer